AMENDMENT NO. 2 TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 1, 2003 ("Second Amendment"), is entered into to amend that certain Amended and Restated Credit Agreement (the "Credit Agreement"), dated June 28, 2000, as amended by Amendment to Amended and Restated Credit Agreement, dated March 7, 2002 (the "First Amendment"), each such agreement and amendment by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto (collectively the "Banks" and individually a "Bank"), and National City Bank, a national banking association, as agent for the Banks under the Credit Agreement ("National City" which shall mean in its capacity as agent unless specifically stated otherwise.) Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

                                 R E C I T A L S

         A. The First Amendment amended, for a nine-month period ending on January 1, 2003, the following provisions of the Credit Agreement: (i) the definition of "Borrowing Base" contained in Section 1.1. of the Credit Agreement, and (ii) Schedule 2 to the Credit Agreement. The relevant excerpts from the First Amendment are set forth on Exhibit A.

         B. The parties hereto wish to postpone the expiration of such amendments to the Credit Agreement until February 28, 2003.

         NOW, THEREFORE, the parties hereto agree to amend the Credit Agreement, as follows:

1.       Short-Term Borrowing Base and Fee Amendments

         (a) Effectiveness. The effective period of the amendments set forth in the Section 1 of the First Amendment ("Short-Term Amendments") shall be extended and remain in effect until February 28, 2003. On March 1, 2003, the Short Term Amendments shall be of no further force and effect, and the provisions of the Credit Agreement amended by such Short Term Amendments shall revert to the terms and conditions in effect prior to the effectiveness of the First Amendment (the "Original Terms").

         (b) First Monthly Compliance Measurement. AeroCentury shall measure compliance and prepare the Borrowing Base Certificate for the month ended February 28, 2003 (due no later than March 30, 2003) based on the definition of Borrowing Base effective under the Short Term Amendments. After the expiration of the extended amendment effectiveness under Section 1(a) of this Amendment, the first measurement for compliance under Section 7.5 ["Borrowing Base"] using the Original Terms shall be upon the filing of the Borrowing Base Certificate for March 31, 2003, to be delivered to the Banks and Agent on or before April 30, 2003.

         (c) Applicable Margin and Commitment Fee Reversion. Schedule A shall revert to the provisions applicable under the Original Terms effective on March 1, 2003.


2. Continuing Effect of Credit Agreement. Except as expressly consented to or waived herein, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

3. Counterparts. This Amendment may be signed in any number of counterparts, each of which when signed shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received signed counterparts or notice by fax of the signature page that the counterpart has been signed and is being delivered to it or facsimile that such counterparts have been signed by all the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized representatives effective as of the date first above written.

AEROCENTURY CORP.


By: _______________________________
       Name:  Marc J. Anderson
       Title:  Sr. V.P. &  C.O.O.

NATIONAL CITY BANK, as Agent
and as Bank



By: _______________________________
       Name:  Michael J. Labrum
       Title:  Senior Vice President

CALIFORNIA BANK & TRUST



By: _______________________________
       Name:  J. Michael Sullivan
       Title:  Vice President


BANK OF THE WEST, SUCCESSOR IN INTEREST TO UNITED CALIFORNIA BANK, FORMERLY KNOWN AS SANWA BANK CALIFORNIA



By: _______________________________
       Name:  Greg Tallerico
       Title:  Vice President

                                    EXHIBIT A

                         SHORT TERM AMENDMENTS UNDER THE
                                 FIRST AMENDMENT


     1.  Short-Term  Borrowing  Base,   Applicable  Margin  and  Commitment  Fee
     Amendments

         (a) Effectiveness. The Amendments set forth in this Section 1 ("Short-Term Amendments") shall be effective for the period beginning March 31, 2002 through December 31, 2002. On January 1, 2003, the Short Term Amendments affected hereby shall be of no further force and effect, and the provisions of the Credit Agreement amended by this section shall revert to the same terms and conditions in effect prior to the effectiveness of this Amendment.

         (b)      Borrowing Base.

                  (i) The fourth sentence in the definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended to read as follows (added words in uppercase and deleted words in brackets for illustrative purposes only):

                           Notwithstanding the foregoing, Equipment subject to Eligible Leases which have remaining lease terms of less than [six] THREE months shall not at any time be included in the Borrowing Base to the extent such Equipment constitutes more than 20% of the Borrowing Base.

                  (ii) After the expiration of the amendment effected by this
         Section 1(b), the first measurement for compliance under Section 7.5 ["Borrowing Base"] shall be upon the filing of the Borrowing Base Certificate for January 2003, to be delivered to the Banks and Agent on or before March 2, 2003.

         (c) Schedule 2. Schedule 2 to the Credit Agreement is amended in its entirety to read as set forth on Attachment A hereto (with added words under-scored and deleted words in strikethrough for illustrative purposes only

                                  ATTACHMENT A
                     REVISED SCHEDULE 2 TO CREDIT AGREEMENT

                      APPLICABLE MARGIN AND COMMITMENT FEE

     ---------------------------- -------------------------- --------------------------- --------------------------
      Ratio of Funded Debt to       Alternate Base             LIBO                        Commitment Fee
             Tangible                 Rate Margin            Rate Margin
             Net Worth
     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

          > 3.00                          50.00                      275.0                 50.00 basis points
                                          -----                      -----
                                    [25.0] basis points          [250.0] basis points

     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

          > 2.00 but < 3.00               25.00                      275.0                 50.00 basis points
          -          -                    -----                      -----
                                    [00.0] basis points          [225.0] basis points

     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

       < 2.00                             25.00                     275.0                 40.00 basis points
                                          -----                     -----
                                   [00.0] basis points          [200.0] basis points


     ---------------------------- -------------------------- --------------------------- --------------------------
